As filed with the Securities and Exchange Commission on April 8, 2002


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 5 , 2002


                          POLO RALPH LAUREN CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                     001-13057                13-2622036
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File           (IRS Employer
       incorporation)                 Number)               Indentification No.)


650 MADISON AVENUE, NEW YORK, NEW YORK                          10022
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (212) 318-7000
                                                          ----------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 9.  REGULATION FD DISCLOSURE.

                  Attached as Exhibit 99.1 is a press release issued by Polo Ralph Lauren Corporation on April 5, 2002.





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                                                                               3


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   POLO RALPH LAUREN CORPORATION


                                   By:  /s/ Edward W. Scheuermann
                                        ---------------------------------------
                                        Name:   Edward W. Scheuermann
                                        Title:  Secretary



Dated:  April 8, 2002

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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                                  DESCRIPTION
------                                  -----------

99.1              Press Release of Polo Ralph Lauren Corporation, dated April 5,
                  2002.